© 2024 Fannie Mae DRAFT Financial Supplement Q3 2024 October 31, 2024 EXHIBIT 99.2

Q3 2024 Financial Supplement 2© 2024 Fannie Mae DRAFT ▪ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae's Form 10-Q for the quarter ended September 30, 2024 ("Q3 2024 Form 10-Q") and Form 10-K for the year ended December 31, 2023 ("2023 Form 10-K"). This presentation should be reviewed together with the Q3 2024 Form 10-Q and the 2023 Form 10-K, which are available at www.fanniemae.com in the "About Us—Investor Relations—SEC Filings" section. Information on or available through the company's website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. ▪ Unless otherwise indicated, data is as of September 30, 2024 or for the first nine months of 2024. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 22 to 24. ▪ Terms used in presentation CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: Credit risk transfer DSCR: Weighted-average debt service coverage ratio DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower's outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower's reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae's Delegated Underwriting and Servicing program LTV ratio: Loan-to-value ratio MSA: Metropolitan statistical area MTMLTV ratio: Mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: Origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price or property value at origination of the loan REO: Real estate owned by Fannie Mae because it has foreclosed on the property or obtained the property through a deed-in-lieu of foreclosure TCCA fees: Refers to revenues generated by the 10 basis point guaranty fee increase the company implemented on single-family residential mortgages pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 ("TCCA") and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company UPB: Unpaid principal balance

Q3 2024 Financial Supplement 3© 2024 Fannie Mae DRAFTTable of Contents Overview Corporate Financial Highlights 5 Guaranty Book of Business Highlights 6 Interest Income and Liquidity Management 7 Key Market Economic Indicators 8 Single-Family Business Single-Family Highlights 10 Credit Characteristics of Single-Family Conventional Loan Acquisitions 11 Credit Characteristics of Single-Family Conventional Guaranty Book of Business 12 Single-Family Credit Risk Transfer 13 Single-Family Problem Loan Statistics 14 Single-Family Cumulative Default Rates 15 Multifamily Business Multifamily Highlights 17 Credit Characteristics of Multifamily Loan Acquisitions 18 Credit Characteristics of Multifamily Guaranty Book of Business 19 Multifamily Problem Loan Statistics 20 Endnotes Endnotes 22

© 2024 Fannie Mae DRAFT Overview

Q3 2024 Financial Supplement 5© 2024 Fannie Mae DRAFTCorporate Financial Highlights (Dollars in millions) Q3 2024 Q2 2024 Variance Q3 YTD 2024 Q3 YTD 2023 Variance Net interest income $7,275 $7,268 $7 $21,566 $21,041 $525 Fee and other income 66 68 (2) 206 209 (3) Net revenues 7,341 7,336 5 21,772 21,250 522 Investment gains (losses), net 12 (62) 74 (28) (34) 6 Fair value gains (losses), net 52 447 (395) 979 1,403 (424) Administrative expenses (925) (939) 14 (2,793) (2,629) (164) Benefit (provision) for credit losses 27 300 (273) 507 1,786 (1,279) TCCA fees (862) (859) (3) (2,581) (2,571) (10) Credit enhancement expense(1) (411) (405) (6) (1,235) (1,115) (120) Change in expected credit enhancement recoveries 89 37 52 189 (168) 357 Other expenses, net(2) (270) (251) (19) (720) (922) 202 Income before federal income taxes 5,053 5,604 (551) 16,090 17,000 (910) Provision for federal income taxes (1,009) (1,120) 111 (3,242) (3,535) 293 Net income $4,044 $4,484 $(440) $12,848 $13,465 $(617) Total comprehensive income $4,047 $4,477 $(430) $12,848 $13,448 $(600) Net worth $90,530 $86,483 $4,047 $90,530 $73,725 $16,805 Net worth ratio(3) 2.1% 2.0% 2.1% 1.7 % Summary of Q3 2024 Financial Results Q3 2024 Key Highlights $4.0 billion Net Income in Q3 2024, with Net Worth Reaching $90.5 billion as of September 30, 2024 Net income Net income decreased $440 million in the third quarter of 2024 compared with the second quarter of 2024, primarily driven by a decrease in fair value gains and a decrease in benefit for credit losses. Net interest income Net interest income remained relatively flat in the third quarter of 2024 compared with the second quarter of 2024. Fair value gains (losses), net Fair value gains were $52 million in the third quarter of 2024, compared with $447 million in the second quarter of 2024. Fair value gains in the third quarter of 2024 were primarily due to declining interest rates during the quarter. Benefit (provision) for credit losses Benefit for credit losses was $27 million in the third quarter of 2024, compared with $300 million in the second quarter of 2024. The benefit for credit losses in the third quarter of 2024 reflects a $451 million single- family benefit for credit losses, mostly offset by a $424 million multifamily provision for credit losses.

Q3 2024 Financial Supplement 6© 2024 Fannie Mae DRAFT U P B (D ol la rs in b illi on s) $3,585 $3,896 $4,076 $4,107 $4,113 $384 $413 $441 $470 $486 $3,201 $3,483 $3,635 $3,637 $3,627 2020 2021 2022 2023 Q3 2024 $0 $1,000 $2,000 $3,000 $4,000 Guaranty Book of Business Highlights Outstanding Guaranty Book of Business at Period End Guaranty Book of Business Covered by a CRT Transaction U P B (D ol la rs in b ill io ns ) $76 $69 $69 $948 $904 $237 $411 $451 $378 $273 $208 $1,435 $1,424 $684 $369 $274 2020 2021 2022 2023 Q3 YTD 2024 $0 $500 $1,000 $1,500 Single-Family Home Purchases Multifamily Rental Units Single-Family Refinancings Market Liquidity Provided Total liquidity provided in the third quarter of 2024 was $106B Unpaid Principal Balance Units $80B 231K Single-Family Home Purchases $13B 50K Single-Family Refinancings $13B 103K Multifamily Rental Units U P B (D ol la rs in b illi on s) $1,056 $862 $1,219 $1,432 $1,506 $101 $112 $113 $138 $160 $955 $750 $1,106 $1,294 $1,346 2020 2021 2022 2023 Q3 2024 $0 $500 $1,000 $1,500 Outstanding UPB of single-family loans in a CRT transaction(6) Outstanding UPB of multifamily loans in a CRT transaction UPB outstanding of single-family conventional guaranty book of business(4) UPB outstanding of multifamily guaranty book of business(5)

Q3 2024 Financial Supplement 7© 2024 Fannie Mae DRAFTInterest Income and Liquidity Management Components of Net Interest Income Net Worth of Fannie Mae Aggregate Indebtedness of Fannie Mae(10) Corporate Liquidity Portfolio N et In te re st In co m e (D ol la rs in b illi on s) $24.9 $29.6 $29.4 $28.8 $21.6 $11.2 $14.2 $16.1 $16.2 $12.4 $2.7 $3.1 $3.3 $3.4 $2.6 $9.1 $11.2 $7.1 $4.0 $2.5 $1.9 $1.1 $2.9 $5.2 $4.1 2020 2021 2022 2023 Q3 YTD 2024 $0 $10 $20 $30 Base guaranty fee income, net of TCCA(7) Net deferred guaranty fee income(8) Base guaranty fee income related to TCCA Net interest income from portfolios & hedge impact(9) (D ol la rs in b illi on s) $14.2 $17.3 $14.3 $12.1 $11.5 $116.5 $110.9 $108.4 $110.7 $113.7 $130.7 $128.2 $122.7 $122.8 $125.2 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $50 $100 $150 (D ol la rs in b illi on s) $48.6 $35.8 $12.5 $41.9 $38.1 $22.0 $30.7 $60.1 $27.7 $18.0 $48.6 $47.8 $47.6 $48.0 $60.1 $119.2 $114.3 $120.2 $117.6 $116.2 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $50 $100 $150 U.S. Treasury securities Securities purchased under agreements to resell Cash and cash equivalents(11) Long-term debt Short-term debt (D ol la rs in b illi on s) $25.3 $47.4 $60.3 $77.7 $90.5 2020 2021 2022 2023 Q3 2024 $0 $15 $30 $45 $60 $75 $90 $105

Q3 2024 Financial Supplement 8© 2024 Fannie Mae DRAFT State Growth Rate: 0.00% to 2.49% 2.50% to 4.99% 5.00% to 7.49% >7.50% 30-year FRM rate(12) 30-year Fannie Mae MBS par coupon rate 10-year Treasury Rate R at e (a s of p er io d en d) 6.7% 3.9% 3.5% 3.7% 3.8% 4.1% 4.1% (1.0)% 5.7% 1.3% 3.2% 1.6% 3.0% 2.8% 2020 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 -5% 0% 5% 10% Key Market Economic Indicators 1.49% 3.83% 4.57% 3.78% 1.97% 5.68% 6.36% 4.96% 3.01% 6.70% 7.31% 6.08% 9/30/2021 9/30/2022 9/30/2023 9/30/24 Top 10 States by UPB(14) State One Year Home Price Growth Rate Q3 2024 Share of Single-Family Conventional Guaranty Book CA 6.5% 19% TX 1.3% 7% FL 3.0% 6% NY 9.4% 4% WA 5.4% 4% CO 2.6% 3% NJ 11.7% 3% IL 8.3% 3% VA 7.5% 3% NC 5.4% 3% H om e P ric e G ro w th 10.3% 18.3% 7.8% 5.7% 5.9% 2020 2021 2022 2023 Q3 YTD 2024 0% 5% 10% 15% 20% Benchmark Interest Rates U.S. GDP Growth (Decline) Rate and Unemployment Rate(13) One Year Home Price Growth Rate Q3 2024(14) United States 5.9% Single-Family Home Price Growth Rate(14) Growth (decline) in GDP U.S. unemployment rate

© 2024 Fannie Mae DRAFT Single-Family Business

Q3 2024 Financial Supplement 10© 2024 Fannie Mae DRAFT Fannie Mae 27% Freddie Mac 28% Ginnie Mae 37% Private-label securities 8% U P B (D ol la rs in b illi on s) $3,636 $3,638 $3,631 $3,625 $3,626 47.0 47.2 47.4 47.6 47.7 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $1,000 $2,000 $3,000 $4,000 0 10 20 30 40 50 U P B (D ol la rs in b illi on s) $78 $62 $53 $75 $80 $11 $8 $9 $11 $13 54.3 54.3 54.8 51.9 54.1 $89 $70 $62 $86 $93 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $50 $100 0 10 20 30 40 50 60 Single-Family Highlights Q3 2024 $3,514M Net income $6,131M Net interest income $451M Benefit (provision) for credit losses $(8)M Fair value gains (losses), net Single-Family Conventional Loan Acquisitions(4) Single-Family Conventional Guaranty Book of Business(4) Q3 2024 Single-Family Mortgage-Related Securities Share of Issuances Highlights Refinance Purchase Average charged guaranty fee on new single-family conventional acquisitions, net of TCCA fees (bps)(15) Average single-family conventional guaranty book of business Average charged guaranty fee on single-family conventional guaranty book of business, net of TCCA fees (bps)(15) • Single-family conventional acquisition volume was $93.1 billion in Q3 2024, compared with $85.9 billion in Q2 2024. • Purchase acquisition volume, of which approximately half was for first-time homebuyers, increased to $80.0 billion in Q3 2024 from $74.5 billion in Q2 2024. • Refinance acquisition volume was $13.1 billion in Q3 2024, an increase from $11.4 billion in Q2 2024. • The average single-family conventional guaranty book of business increased by $882 million to $3,625.7 billion in Q3 2024 compared with Q2 2024, driven by acquisitions outpacing loan paydowns and liquidations in Q3 2024. • The single-family serious delinquency rate increased to 0.52% as of September 30, 2024 from 0.48% as of June 30, 2024.

Q3 2024 Financial Supplement 11© 2024 Fannie Mae DRAFT S ha re o f A cq ui si tio ns 30% 33% 62% 86% 86% 51% 43% 13% 4% 5%19% 24% 25% 10% 9% 2020 2021 2022 2023 Q3 YTD 2024 0% 25% 50% 75% 100% W ei gh te d- Av er ag e FI C O C re di t S co re FIC O C redit S core < 680 760 756 747 755 758 4.0% 6.0% 8.0% 6.0% 5.0% 2020 2021 2022 2023 Q3 YTD 2024 0 200 400 600 800 0% 5% 10% 15% 20% 25% Credit Characteristics of Single-Family Conventional Loan Acquisitions Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period Q3 YTD 2024 Acquisition Credit Profile by Certain Loan Features Categories are not mutually exclusive Q3 2023 Q4 2023 Full Year 2023 Q1 2024 Q2 2024 Q3 2024 OLTV Ratio > 95% Home- Ready®(18) FICO Credit Score < 680(16) DTI Ratio > 43%(17) Total UPB (Dollars in billions) $89.2 $70.1 $316.0 $62.3 $85.9 $93.1 $16.5 $16.7 $11.8 $88.7 Weighted-Average OLTV Ratio 78% 78% 78% 78% 78% 77% 97% 86% 69% 80% OLTV Ratio > 95% 7% 7% 6% 7% 7% 7% 100% 27% 2% 7% Weighted-Average FICO® Credit Score(16) 757 757 755 757 759 759 753 751 656 753 FICO Credit Score < 680(16) 5% 5% 6% 5% 5% 5% 2% 5% 100% 5% DTI Ratio > 43%(17) 35% 37% 36% 37% 37% 37% 39% 55% 41% 100% Fixed-rate 99% 99% 99% 99% 99% 99% 100% 100% 100% 99% Primary Residence 93% 92% 92% 92% 93% 93% 100% 100% 96% 94% HomeReady®(18) 5% 5% 4% 6% 7% 7% 27% 100% 7% 10% W ei gh te d- Av er ag e O LT V R at io O LTV R atio > 95% 71% 69% 75% 78% 78% 2.0% 3.0% 5.0% 6.0% 7.0% 2020 2021 2022 2023 Q3 YTD 2024 0% 20% 40% 60% 80% 100% 0% 5% 10% 15% 20% 25% Origination Loan-to-Value Ratio FICO Credit Score(16) Acquisitions by Loan Purpose Weighted-Average OLTV Ratio % OLTV Ratio > 95% Weighted-Average FICO Credit Score % FICO Credit Score < 680 Cash-out Refinance Purchase Other Refinance

Q3 2024 Financial Supplement 12© 2024 Fannie Mae DRAFT S er io us D el in qu en cy R at e (% ) 2.87% 1.25% 0.65% 0.55% 0.52% 2020 2021 2022 2023 Q3 2024 0% 1% 2% 3% Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features(4)(19) As of September 30, 2024 Origination Year Certain Loan Features Categories are not mutually exclusive Overall Book 2008 & Earlier 2009-2019 2020 2021 2022 2023 2024 OLTV Ratio > 95% Home- Ready®(18) FICO Credit Score < 680(16) DTI Ratio > 43%(17) Total UPB (Dollars in billions) $3,627.4 $58.7 $775.0 $811.2 $1,026.5 $466.5 $278.6 $210.9 $181.5 $123.5 $270.3 $941.0 Average UPB $209,020 $75,542 $130,529 $236,633 $254,664 $285,742 $309,406 $325,286 $181,289 $182,903 $161,516 $235,443 Share of SF Conventional Guaranty Book 100% 2% 21% 22% 28% 13% 8% 6% 5% 3% 7% 26% Share of Loans with Credit Enhancement(20) 46% 8% 40% 30% 52% 65% 72% 40% 85% 79% 42% 53% Serious Delinquency Rate(21) 0.52% 1.79% 0.61% 0.26% 0.38% 0.73% 0.34% 0.04% 1.15% 0.96% 1.97% 0.79% Weighted-Average OLTV Ratio 73% 75% 75% 71% 70% 76% 78% 78% 101% 87% 74% 76% OLTV Ratio > 95% 5% 9% 8% 3% 3% 6% 7% 7% 100% 33% 6% 6% Weighted-Average Mark-to-Market LTV Ratio(22) 50% 28% 32% 44% 51% 65% 72% 76% 66% 64% 47% 54% Weighted-Average FICO Credit Score(16) 753 695 746 762 755 747 755 758 738 745 652 743 FICO Credit Score < 680(16) 7% 39% 11% 4% 6% 9% 5% 5% 9% 8% 100% 10% Credit Characteristics of Single-Family Conventional Guaranty Book of Business W ei gh te d- Av er ag e FI C O C re di t S co re FIC O C redit S core < 680 750 753 752 753 753 9.0% 8.1% 9.0% 8.0% 7.0% 2020 2021 2022 2023 Q3 2024 0 200 400 600 800 0% 5% 10% 15% 20% 25% W ei gh te d- Av er ag e M TM LT V R at io 58% 54% 52% 51% 50% 0.1% 0.0%* 0.1% 0.1% 0.0%* 2020 2021 2022 2023 Q3 2024 0% 10% 20% 30% 40% 50% 60% 70% 0% 0.5% 1% 1.5% 2% Mark-to-Market Loan-to-Value Ratio(22) FICO Credit Score(16) SDQ Rate(21) % MTMLTV Ratio > 100% Weighted-Average MTMLTV Ratio * Represents less than 0.05% of MTMLTV Ratio > 100% % FICO Credit Score < 680 Weighted-Average FICO Credit Score

Q3 2024 Financial Supplement 13© 2024 Fannie Mae DRAFT U P B (D ol la rs in b illi on s) $86 $82 $67 $63 $213 $121 $58 $206 $290 $58 $142 $322 $187 $120 $45 $73 $57 $338 $445 $182 $205 $535 $308 $178 2018 2019 2020 2021 2022 2023 Q3 YTD 2024 $0 $200 $400 $600 Single-Family Credit Risk Transfer U P B (D ol la rs in b illi on s) $1,269 $1,294 $1,328 $1,349 $1,346 35% 36% 37% 37% 37% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $500 $1,000 $1,500 0% 10% 20% 30% 40% 2022 2023 Q3 2024 Credit Enhancement Outstanding UPB (Dollars in billions) Outstanding UPB % of Book(25) Outstanding Outstanding UPB % of Book(25) Outstanding Outstanding UPB % of Book(25) Outstanding Primary mortgage insurance and other(23) $754 21% $763 21% $764 21% Connecticut Avenue Securities(24) 726 20 843 24 875 24 Credit Insurance Risk Transfer(6) 323 9 399 11 425 12 Lender risk-sharing(24) 57 2 52 1 46 1 Less: loans covered by multiple credit enhancements (351) (10) (411) (12) (428) (12) Total single-family loans with credit enhancement $1,509 42% $1,646 45% $1,682 46% Single-Family Credit Risk Transfer Issuance by Period Single-Family Credit Risk Transfer Single-Family Loans with Credit Enhancement % Single-family conventional guaranty book of business in a CRT transaction Outstanding UPB of single-family loans in a CRT transaction(6) Lender risk-sharing Connecticut Avenue Securities Credit Insurance Risk Transfer

Q3 2024 Financial Supplement 14© 2024 Fannie Mae DRAFT U P B (D ol la rs in b illi on s) N um ber of Loan W orkouts $5.3 $8.4 $16.6 $7.3 $7.2 $56.0 $62.1 $18.4 $11.2 $8.7 299.2K 342.7K 167.3K 85.0K 69.6K 2020 2021 2022 2023 Q3 YTD 2024 $0 $20 $40 $60 $80 $100 0K 50K 100K 150K 200K 250K 300K R E O E nd in g In ve nt or y (U ni ts in th ou sa nd s) 8 7 9 8 6 2020 2021 2022 2023 Q3 2024 0 5 10 Single-Family Problem Loan Statistics State Serious Delinquency Rate(21) Average Months to Foreclosure(26) CA 0.39% 20 TX 0.69% 20 FL 0.68% 47 NY 0.80% 68 WA 0.36% 27 CO 0.33% 16 NJ 0.55% 47 IL 0.66% 28 VA 0.35% 36 NC 0.41% 27 Single-Family Serious Delinquency Rate by State as of September 30, 2024(21) Top 10 States by UPB Single-Family Loan Workouts(27) Single-Family REO Ending Inventory Less than 0.50% 0.76% to 0.99% 0.50% to 0.75% 1.00% and above Other(28) Total Loan Workouts Modifications Payment Deferrals $35.3 $71.4 $62.9 State SDQ Rate: $19.0 $16.5

Q3 2024 Financial Supplement 15© 2024 Fannie Mae DRAFT Time Since Beginning of Origination Year C um ul at iv e D ef au lt R at e 2004* 2005* 2006* 2007* 2008* 2009** 2010** 2011** 2012** 2013** 2014** 2015** 2016** 2017** 2018** 2019** 2020** 2021** 2022** 2023** 2024** Y r1 Y r2 Y r3 Y r4 Y r5 Y r6 Y r7 Y r8 Y r9 Y r1 0 Y r1 1 Y r1 2 Y r1 3 Y r1 4 Y r 1 5 Y r 1 6 Y r 1 7 Y r 1 8 Y r 1 9 Y r 2 0 Y r 2 1 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(29) * Loans originated prior to 2009 represent only 2% of the single-family conventional guaranty book of business as of September 30, 2024. ** As of September 30, 2024, cumulative default rates on the loans originated in each individual year from 2009-2024 were less than 1%. 2007 2009 2006 201020112012 2004 2008 2005

© 2024 Fannie Mae DRAFT Multifamily Business

Q3 2024 Financial Supplement 17© 2024 Fannie Mae DRAFT U P B (D ol la rs in b illi on s) $464.7 $470.4 $476.9 $480.1 $485.6 76.8 76.1 75.8 75.5 75.1 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $150 $300 $450 0 25 50 75 U P B (D ol la rs in b illi on s) $16.4 $11.2 $10.1 $9.3 $13.2 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $5 $10 $15 $20 Multifamily Highlights Q3 2024 $530M Net income $1,144M Net interest income $(424)M Benefit (provision) for credit losses $134M Change in expected credit enhancement recoveries Multifamily New Business Volume Multifamily Guaranty Book of Business(5) Multifamily Credit Risk Transfer Highlights U P B (D ol la rs in b illi on s) 24.8 48.5 48.3 48.2 56.7 90.6 89.5 100.3 99.2 102.9 25% 29% 31% 31% 33% $115.4 $138.0 $148.6 $147.4 $159.6 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $25 $50 $75 $100 $125 $150 10% 20% 30% 40% Average charged guaranty fee on multifamily guaranty book of business (in bps) at period end UPB outstanding of multifamily guaranty book of business UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue SecuritiesTM transaction % Multifamily guaranty book in a Multifamily CRT transaction UPB outstanding of multifamily loans in a Multifamily CIRT transaction • New multifamily business volume was $13.2 billion in the third quarter of 2024, compared with $9.3 billion in the second quarter of 2024. • The multifamily guaranty book of business grew by 1% in the third quarter of 2024 to $485.6 billion, driven by the company's acquisitions combined with low prepayment volumes due to the high interest rate environment. • The average charged guaranty fee on the multifamily guaranty book declined slightly in the third quarter to 75.1 basis points as of September 30, 2024, primarily due to lower average charged fees on the company's third quarter acquisitions as compared with the existing loans in the multifamily guaranty book of business. • The multifamily serious delinquency rate increased to 0.56% as of September 30, 2024, compared with 0.44% as of June 30, 2024.

Q3 2024 Financial Supplement 18© 2024 Fannie Mae DRAFT S ha re o f A cq ui si tio ns 93% 89% 78% 99% 100% 7% 11% 22% 2020 2021 2022 2023 Q3 YTD 2024 0% 20% 40% 60% 80% 100% Credit Characteristics of Multifamily Loan Acquisitions Certain Credit Characteristics of Multifamily Loans by Acquisition Period Categories are not mutually exclusive 2020 2021 2022 2023 Q3 YTD 2024 Total UPB (Dollars in billions) $76.0 $69.5 $69.2 $52.9 $32.5 Weighted-Average OLTV Ratio 64% 65% 59% 59% 61% Loan Count 5,051 4,203 3,572 2,812 1,744 % Lender Recourse(30) 99% 100% 100% 100% 100% % DUS(31) 99% 99% 99% 99% 99% % Full Interest-Only 38% 40% 53% 63% 58% Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions 58% 59% 56% 57% 58% Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions 68% 68% 63% 63% 66% % Partial Interest-Only(32) 50% 50% 39% 32% 34% S ha re o f A cq ui si tio ns 29% 27% 14% 6% 11% 70% 72% 86% 93% 88% 2020 2021 2022 2023 Q3 YTD 2024 0% 20% 40% 60% 80% 100% $2.0B $1.4B $1.4B $1.4B $1.2B $0.9B $0.9B $0.8B $0.7B $0.7B Share of Acquisitions: 35.1% Total Top 10 UPB: $11.4B Origination Loan-to-Value Ratio Top 10 MSAs by Q3 YTD 2024 Acquisition UPB Acquisitions by Note Type % OLTV ratio less than or equal to 70% % OLTV ratio greater than 70% and less than or equal to 80% % OLTV ratio greater than 80% Fixed-rate Variable-rate DALLAS ATLANTA PHILADELPHIA AUSTIN WASHINGTON DC SEATTLE DENVER NEW YORK LOS ANGELES SAN FRANCISCO

Q3 2024 Financial Supplement 19© 2024 Fannie Mae DRAFT Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment(5) As of September 30, 2024 Acquisition Year Asset Class or Targeted Affordable Segment Categories are not mutually exclusive Overall Book 2016 & Earlier 2017-2020 2021 2022 2023 2024 Conventional /Co-op(37) Seniors Housing(37) Student Housing(37) Manufactured Housing(37) Affordable(38) Total UPB (Dollars in billions) $485.6 $55.6 $213.1 $65.3 $66.4 $52.7 $32.5 $435.6 $14.8 $13.2 $22.0 $59.6 % of Multifamily Guaranty Book 100% 11% 44% 13% 14% 11% 7% 90% 3% 3% 4% 12% Loan Count 29,405 5,257 12,191 3,936 3,477 2,800 1,744 26,414 517 518 1,956 4,052 Average UPB (Dollars in millions) $16.5 $10.6 $17.5 $16.6 $19.1 $18.8 $18.6 $16.5 $28.5 $25.5 $11.2 $14.7 Weighted-Average OLTV Ratio 63% 66% 65% 64% 59% 59% 61% 63% 65% 65% 61% 67% Weighted-Average DSCR(33) 2.0 2.0 2.1 2.3 1.6 1.6 1.6 2.0 1.5 1.8 2.2 1.8 % with DSCR Below 1.0(33) 6% 6% 5% 4% 15% 2% * 5% 26% 7% 2% 9% % Fixed Rate 92% 86% 94% 92% 81% 99% 100% 93% 71% 84% 94% 88% % Full Interest-Only 43% 29% 37% 41% 54% 63% 58% 44% 21% 34% 41% 29% % Partial Interest-Only(32) 46% 46% 51% 50% 39% 32% 34% 45% 59% 60% 47% 46% % Small Balance Loans(34) 47% 67% 45% 44% 38% 40% 40% 47% 21% 36% 66% 53% Serious Delinquency Rate(35) 0.56% 0.91% 0.50% 0.20% 1.11% 0.52% —% 0.41% 6.13% —% 0.12% 0.14% % Criticized(36) 7% 7% 6% 5% 15% 2% 1% 6% 33% 8% 3% 8% * represents less than 0.5% Credit Characteristics of Multifamily Guaranty Book of Business $39.7B $29.1B $21.1B $19.1B $14.4B $12.8B $12.8B $12.4B $11.8B $11.7B Share of Book of Business: 38.1% Total Top 10 UPB: $184.9B $2.6B $15.5B $30.7B $31.5B $185.7B $168.5B $51.1B Total UPB: $485.6B UPB by Maturity Year As of September 30, 2024(5) Top 10 MSAs by UPB As of September 30, 2024(5) Certain Credit Characteristics of Guaranty Book(5) New York Dallas Chicago Denver Los Angeles Atlanta Phoenix Washington D.C. Seattle San Francisco 2024 2026 2028 - 2030 2025 2027 2031 - 2033 Other W ei gh te d- Av er ag e D S C R W eighted-Average O LTV R atio 2.0 2.1 2.2 2.0 2.0 66% 65% 64% 63% 63% 2020 2021 2022 2023 Q3 2024 0.0 1.0 2.0 0% 10% 20% 30% 40% 50% 60% 70% Weighted-Average DSCR(34) Weighted-Average OLTV Ratio

Q3 2024 Financial Supplement 20© 2024 Fannie Mae DRAFT S er io us D el in qu en cy R at e P ercent C riticized0.30% 0.63% 0.71% 0.59% 0.24% 0.10% 0.05% 0.07% 0.05% 0.11% 0.06% 0.04% 0.98% 0.42% 0.24% 0.46% 0.56% 11% 30% 27% 23% 12% 5% 4% 3% 2% 2% 3% 2% 3% 5% 6% 7% 7% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3 2024 0.0% 0.3% 0.6% 0.9% 1.2% —% 10% 20% 30% Multifamily Problem Loan Statistics C re di t L os s R at e 1.0% 0.3% 0.1% —%* —% * 0.1% 1.1% 0.2% 0.1% 0.1% 0.1% 0.1% 0.1% —% * 0.2%* —%* —%* 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0% 1% Serious Delinquency Rate(35) and Percent Criticized(36) as of Period End Cumulative Total Credit Loss Rate, Net by Acquisition Year Through Q3 2024(39) * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year R ea l E st at e O w ne d (N um be r o f P ro pe rti es ) 29 83 222 260 128 118 62 12 13 11 16 12 14 31 28 61 128 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3 2024 0 50 100 150 200 250 300 REO Ending Inventory Serious Delinquency Rate Percent Criticized

© 2024 Fannie Mae DRAFT Endnotes

Q3 2024 Financial Supplement 22© 2024 Fannie Mae DRAFT (1) Includes costs associated with freestanding credit enhancements, which primarily include the company's Connecticut Avenue Securities® and Credit Insurance Risk TransferTM programs, enterprise-paid mortgage insurance, and certain lender risk-sharing programs. (2) Other expenses, net are comprised of debt extinguishment gains and losses, expenses associated with legal claims, foreclosed property income (expense), gains and losses from partnership investments, housing trust fund expenses, loan subservicing costs, and servicer fees paid in connection with certain loss mitigation activities. (3) Calculated based upon net worth divided by total assets outstanding at the end of the period. (4) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (5) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. (6) Includes mortgage pool insurance transactions. (7) Base guaranty fee income, net of TCCA, is interest income from the guaranty book of business excluding the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company. (8) "Deferred guaranty fee income" refers to income primarily from the upfront fees that the company receives at the time of loan acquisition related to single-family loan-level price adjustments or other fees the company receives from lenders, which are amortized over the contractual life of the loan. Deferred guaranty fee income also includes the amortization of cost basis adjustments on mortgage loans and debt of consolidated trusts that are not associated with upfront fees. In Forms 10-K, Forms 10-Q and Financial Supplements related to periods ending prior to December 31, 2023, the company referred to "deferred guaranty fee income" as "amortization income." (9) Net interest income from portfolios consists of: interest income from assets held in the company's retained mortgage portfolio and corporate liquidity portfolio; interest income from other assets used to support lender liquidity; and interest expense on the company's outstanding corporate debt and Connecticut Avenue Securities® debt. For purposes of this Financial Supplement chart, income (expense) from hedge accounting is included in the "net interest income from portfolios & hedge impact" category; however, the company does not consider income (expense) from hedge accounting to be a component of net interest income from portfolios. The company had $664 million in hedge accounting expense for the nine months ended September 30, 2024. (10) Reflects the company's aggregate indebtedness at the end of each period presented measured in unpaid principal balance and excludes effects of cost basis adjustments and debt of consolidated trusts. (11) Cash equivalents are composed of overnight repurchase agreements and U.S. Treasuries, if any, that have a maturity at the date of acquisition of three months or less. (12) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (13) U.S. Gross Domestic Product ("GDP") annual growth (decline) rates for periods prior to 2024 are based on the annual "percentage change from fourth quarter to fourth quarter one year ago" calculated by the Bureau of Economic Analysis and are subject to revision. GDP rates for periods in 2024 are the annualized GDP rate based on the Third Quarter 2024 (Advance Estimate) published by the Bureau of Economic Analysis on October 30, 2024. Endnotes

Q3 2024 Financial Supplement 23© 2024 Fannie Mae DRAFT Endnotes (14) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2024. Including subsequent data may lead to materially different results. Home price growth rate is not seasonally adjusted. UPB estimates are based on data available through the end of September 2024, and the top 10 states are reported by UPB in descending order. One-year home price growth rate is for the 12-month period ending September 30, 2024. (15) Represents, on an annualized basis, the sum of the base guaranty fees charged during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition. Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the TCCA, the incremental revenue from which is paid to Treasury and not retained by the company. (16) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (17) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. (18) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with origination LTV ratios greater than 95%. (19) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (20) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan. (21) Single-family SDQ rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category. (22) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (23) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance. (24) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (25) Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. (26) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to the company's REO inventory for foreclosures completed during the nine months ended September 30, 2024. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation.

Q3 2024 Financial Supplement 24© 2024 Fannie Mae DRAFT (27) This chart does not include loans in an active forbearance arrangement, trial modifications, loans to certain borrowers who have received bankruptcy relief and repayment plans that have been initiated but not completed. There were approximately 17,500 loans in a trial modification period that was not complete as of September 30, 2024. (28) Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. (29) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2024 is not necessarily indicative of the ultimate performance of the loans and performance may change, perhaps materially, in future periods. (30) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (31) Under the Delegated Underwriting and Servicing ("DUS") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company. (32) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. (33) Estimates of current DSCRs are based on the latest available income information covering a 12 month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric. (34) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million nationwide. Small balance loans are included within the asset class categories referenced above. We present this metric in the table based on loan count rather than unpaid principal balance. Small balance loans comprised 10% and 11% of our multifamily guaranty book of business as of September 30, 2024 and December 31, 2023, respectively, based on unpaid principal balance of the loan. (35) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company’s multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category. (36) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower’s ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values. (37) See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories. (38) Represents Multifamily Affordable Housing loans, which are defined as financing for properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. (39) Cumulative net credit loss rate is the cumulative net credit losses through September 30, 2024 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Net credit losses include expected benefit of freestanding loss-sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. Credit loss rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in Q1 2023. Endnotes